                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 3, 2003

                            MAVERICK TUBE CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                          1-10651                      43-1455766
           --------                          -------                      ----------
(State or Other Jurisdiction of     (Commission File Number)   (IRS Employer Identification No.)
        Incorporation)


16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri                  63017
------------------------------------------------------------                  -----
          (Address of Principal Executive Offices)                          (Zip Code)


                                 (636) 733-1600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
                                ----------------
         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS

On June 3, 2003, Maverick Tube Corporation (the "Company") issued a press release announcing the pricing of $100 million contingent convertible senior notes due 2033. Attached hereto as Exhibit 99.1 is a copy of the press release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit Number       Description
     --------------       -----------
          99.1            Text of Press Release, dated June 3, 2003, issued by
                          the Company, regarding the pricing of notes.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 3, 2003

                                     MAVERICK TUBE CORPORATION

                               By:    /s/ Pamela G. Boone
                                    ------------------------------------
                                    Pamela G. Boone
                                    Vice President - Finance and
                                    Administration and Chief Financial Officer



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                                  EXHIBIT INDEX

     Exhibit Number       Description
     --------------       -----------
          99.1            Text of Press Release, dated June 3, 2003, issued by
                          the Company, regarding the pricing of notes.


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